Expected Cash Flows (Detail) - Total [Member] € in Millions	12 Months Ended
Dec. 31, 2017 EUR (€)
Expected contributions to
Defined benefit plan assets, Expected Cash Flows	€ 300
BVV, Expected Cash Flows	65
Pension fund for Postbank's postal civil servants, Expected Cash Flows	90
Other defined contribution plans, Expected Cash Flows	290
Expected benefit payments for unfunded defined benefit plans, Expected Cash Flows	30
Expected cash flow related to post-employment benefits, Expected Cash Flows	€ 775